SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2006

VENDINGDATA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6830 Spencer Street Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 733-7195
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure

On July 5, 2006, we entered into a Share Sale Agreement (“Agreement”) dated July 5, 2006 with William Westmore Purton, an individual, and Synwood Pty Ltd, an Australian corporation (“Synwood” and together with Mr. Purton, the “Sellers”), pursuant to which we have agreed to purchase, and the Sellers have agreed to sell to us, all of the outstanding capital shares of Dolphin Advanced Technologies Pty Ltd. and its wholly-owned subsidiary (collectively, “Dolphin”). The purchase and sale of the Dolphin capital shares pursuant to the Agreement is subject to certain closing conditions, including the receipt of consents by certain third parties. We expect that the transactions under the Agreement will close on or before July 15, 2006.

Pursuant to the Agreement, we will pay to the Sellers the following consideration in exchange for all of the issued and outstanding capital shares of Dolphin: (a) a total of $1,350,000, of which $750,000 was paid as a non-refundable deposit in April 2006 upon the execution of the letter of intent between the parties; (b) 2,462,238 shares of our common stock, of which 1,000,000 was issued in April 2006 as part of the non-refundable deposit; and (c) secured convertible promissory notes in the aggregate principal amount of $5,782,168. The notes will be non-interest bearing and all principal under the notes will be due and payable on the 180th day following the close of the transaction. The notes will provide that immediately upon our receipt of any shareholder approval of our issuance of the common shares underlying the notes (“Conversion Shares”) required by the rules of the American Stock Exchange, or a determination that shareholder approval of our issuance of the Conversion Shares is not required under the AMEX rules, all outstanding principal will automatically be converted into our common shares at the rate of $3.50 per share.

For a period of two years from the close of the transaction, if the Sellers sell any of the 1,462,238 common shares delivered at closing or the Conversion Shares (together, the “Consideration Shares”) for a price of less than $3.50 per share, we will deliver to the Sellers cash equal to difference between the sale price and $3.50 per share; provided that with regard to any sales of the Consideration Shares otherwise than in a public sale through an ordinary brokers’ transaction, our payment obligation will be limited to the difference between $3.50 per share and the greater of the sale price or 90% of the average closing price for our common shares during the ten trading days preceding the sale. The Sellers are obligated to use their reasonable best efforts to obtain the most favorable available sale price. Except for the first 900,000 Consideration Shares sold by the Sellers during the first 90 days following the close, we will have no obligation to make up the difference between the sale price of their shares and $3.50 per share in the event of any sale otherwise than in a public sale through an ordinary brokers’ transaction at a sale price of less than 80% of the average closing price for our common shares during the ten trading days preceding the sale.

Our obligations under the notes and the resale price guarantee of the Consideration Shares will be secured by Dolphin’s pledge of a security interest in the assets of Dolphin that do not relate to the gaming business of the company.

Additional Information

Subject to confirmation that our issuance of the Conversion Shares will require the approval of our shareholders under the rules of the AMEX, we intend to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with the issuance of the Conversion Shares. Investors and security holders are advised to read the proxy statement regarding the Conversion Shares if and when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the proxy statement, if and when available, and other documents filed by us at the Securities and Exchange Commission's web site at www.sec.gov. The proxy statement and such other documents may also be obtained, when available, from us by directing such request to VendingData Corporation, 6830 Spencer Street, Las Vegas, Nevada 89119, Attention: Investor Relations. VendingData Corporation and our executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of VendingData Corporation with respect to the issuance of the Conversion Shares. A description of any interests that our directors and executive officers have in the proposed issuance of the Conversion Shares will be available in the proxy statement. Information regarding our officers and directors is included in the VendingData Corporation Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 31, 2006. This report is available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from us.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations for the acquisition of Dolphin and the anticipated value of the proposed transaction. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, the risk that Dolphin acquisition may not be completed in the third quarter of 2006, or at all, risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the transaction, including approval by our shareholders, risks related to any uncertainty surrounding the transaction, and the costs related to the transaction. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Item 3.02 Unregistered Sales of Equity Securities

We have agreed to issue to the Sellers 2,462,238 shares of our common stock and secured convertible promissory notes in the aggregate principal amount of $5,782,168 in connection with Share Sale Agreement described in Items 1.01 and 7.01 above. The shares and notes will be issued pursuant to Section 4(2) under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION

Dated: July 11, 2006	/s/ Mark Newburg
Mark R. Newburg, Chief Executive Officer